September 28, 2012

Supplement

SUPPLEMENT DATED SEPTEMBER 28, 2012 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL STRATEGIST FUND
Dated November 30, 2011

On September 27, 2012, shareholders of Morgan Stanley Global Strategist Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Institutional Fund Trust, on behalf of its series the Global Strategist Portfolio ("Global Strategist"), pursuant to which substantially all of the assets and liabilities of the Fund would be transferred to Global Strategist in exchange for shares of Global Strategist and pursuant to which the Fund will be liquidated and terminated (the "Reorganization"). Each shareholder of the Fund will receive the class of shares of Global Strategist that corresponds to the class of shares of the Fund currently held by that shareholder. It is anticipated that the Reorganization will be consummated on or about October 29, 2012. The Fund's Class B shares were closed to new investors as of May 16, 2012. The Fund will cease offering shares of all classes of the Fund after the close of business on October 19, 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SRTSPT5 9/12